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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): JUNE 2, 1999 (MAY 26, 1999)


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                                KYZEN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

      TENNESSEE                     0-26434                       87-0475115
   (State or Other             (Commission File                (I.R.S. Employer
   Jurisdiction of                  Number)                     Identification
   Incorporation)                                                   Number)

                 430 HARDING PLACE
               NASHVILLE, TENNESSEE                                  37211
     (Address of Principal Executive Offices)                      (Zip Code)

                                 (615) 831-0888
              (Registrant's Telephone Number, including Area Code)

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ITEM 5.  OTHER EVENTS AND INFORMATION.

A.       REINCORPORATION OF KYZEN CORPORATION

         Effective May 26, 1999 (the "Effective Time"), Kyzen Corporation reincorporated from Utah to Tennessee (as reincorporated, the "Registrant"). The reincorporation was effected by means of a statutory merger (the "Merger") pursuant to Articles and Plan of Merger filed with the Secretaries of State of Utah and Tennessee providing that Kyzen Corporation, a Utah corporation (the "Predecessor Company"), would be merged with and into Kyzen Acquisition Corporation, a Tennessee corporation and a wholly-owned subsidiary of the Predecessor Company ("KAC").

         On April 28, 1999, the shareholders of the Predecessor Company and KAC approved the Plan of Merger setting forth the terms of the Merger. The shareholders of the Predecessor Company also approved the Predecessor Company's Amended and Restated Articles of Incorporation, pursuant to which each outstanding share of the Predecessor Company's Class A Common Stock, $.01 par value per share (the "Predecessor Class A Common Stock"), was reclassified, redesignated and reconstituted into one share of the Predecessor Company's Common Stock, $.01 par value per share (the "Predecessor Common Stock"). Among other things, at the Effective Time each issued and outstanding share of the Predecessor Common Stock was automatically converted into the right to receive one share of the Registrant common stock, $.01 par value per share (the "Registrant's Common Stock").

B.       EXTENSION OF WARRANTS

         On April 9, 1999, the Board of Directors of the Predecessor Company authorized the extension of the expiration date of the Predecessor Company's outstanding common stock purchase warrants (each a "Warrant") from August 4, 2000 to August 4, 2002. The Board took such action because it believed that the trading price of the Predecessor Class A Common Stock may in the future rise sufficiently to allow for the exercise of the Warrants, providing additional capital. At the time of the Board action, each Warrant entitled the holders thereof to purchase one share of the Predecessor Class A Common Stock at an exercise price of $5.00 per share, subject to adjustment. As a result of the Merger, each Warrant entitles holders thereof to purchase one share of the Registrant's Common Stock at an exercise price of $5.00 per share, subject to adjustment. The Board did not change, and the Merger did not affect, the exercise price, the redemption provisions or any other provisions of the Warrants.

         The Predecessor Company filed a registration statement to issue 550,000 Common Stock Units (each a "Unit") in its initial public offering on August 4, 1995. Each Unit consisted of three shares of Predecessor Class A Common Stock and three Warrants. As of August 23, 1995, the Predecessor Class A Common Stock and the Warrants began trading separately. The Warrants are currently quoted on the Nasdaq Small-Cap Market and listed on the Boston Stock Exchange.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

     Exhibit No.                       Description
     -----------                       -----------

         2 Plan of Merger dated May 25, 1999, by and between Kyzen Corporation and Kyzen Acquisition Corporation
         4 Warrant Agreement between Kyzen Corporation and American Stock Transfer & Trust Company (1)

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(1)      Filed as Exhibit 10.20 to the Predecessor Company's Registration
         Statement on Form SB-2 (No. 33-91854-A) previously filed pursuant to the Securities Act of 1933 and hereby incorporated by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KYZEN CORPORATION



                                      By: /s/ Kyle J. Doyel
                                          --------------------------------------
                                          Kyle J. Doyel
                                          Chief Executive Officer and President

Date: June 2, 1999


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                                INDEX TO EXHIBITS

    Exhibit No.                     Description
    -----------                     -----------

         2 Plan of Merger dated May 25, 1999, by and between Kyzen Corporation and Kyzen Acquisition Corporation

         4 Warrant Agreement between Kyzen Corporation and American Stock Transfer & Trust Company (1)

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(1)      Filed as Exhibit 10.20 to the Predecessor Company's Registration
         Statement on Form SB-2 (No. 33-91854-A) previously filed pursuant to the Securities Act of 1933 and hereby incorporated by reference.